Exhibit 10.1

EXECUTION VERSION

FIRST AMENDMENT TO
THIRD AMENDED AND RESTATED LOAN AGREEMENT

THIS FIRST AMENDMENT TO THIRD AMENDED AND RESTATED LOAN AGREEMENT, dated as of May 1, 2020 (this “Amendment”), is among THE CHEESECAKE FACTORY INCORPORATED, a Delaware corporation (the “Borrower”), the lenders party hereto (the “Lenders”) and JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”).

WHEREAS, the Borrower, the Lenders party thereto from time to time, and the Administrative Agent are parties to a Third Amended and Restated Loan Agreement dated as of July 30, 2019 (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Loan Agreement”; the Existing Loan Agreement as amended by this Amendment and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Amended Loan Agreement”). Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them in the Amended Loan Agreement, and the rules of interpretation set forth in Section 1.03 (Terms Generally) of the Amended Loan Agreement shall be incorporated herein by reference as if fully set forth herein, mutatis mutandis.

WHEREAS, the Borrower has requested that the Administrative Agent and the Required Lenders agree to certain amendments to the Existing Loan Agreement, and each of the Lenders signatory hereto, which Lenders collectively constitute the Required Lenders referred to in the Existing Loan Agreement, have agreed, subject to the terms and conditions set forth herein, to amend the Existing Loan Agreement as herein provided.

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

1.             Amendments to Existing Loan Agreement. Effective as of the Effective Date (as defined below) and subject to the satisfaction of the conditions precedent in Section 2 of this Amendment, the Existing Loan Agreement is hereby amended as follows:

(a)        Section 1.01 of the Existing Loan Agreement is hereby amended to add the following new defined terms in appropriate alphabetical order:

“Capital Expenditures” means, without duplication, any expenditure or commitment to expend money for any purchase or other acquisition of any asset which would be classified as a fixed or capital asset on a balance sheet of the Borrower and its Subsidiaries prepared in accordance with GAAP.

“Covenant Relief Period” means the period beginning on the First Amendment Effective Date and continuing through the first date (which shall be on or after June 29, 2021) on which the Borrower has delivered a compliance certificate to the Administrative Agent pursuant to Section 5.01 evidencing the Borrower’s compliance with the covenants set forth in Section 6.09 as of the last day of a quarter ending on or after June 29, 2021.

“First Amendment Effective Date” means May 1, 2020.

“Liquidity” means, at any time, the sum of (a) the aggregate amount of unrestricted cash and Cash Equivalents of the Borrower and its Subsidiaries held in the United States and Canada at such time plus (b) the aggregate unused Commitments at such time.

(b)        Clause (i) of the definition of “Applicable Rate” in Section 1.01 of the Existing Loan Agreement is hereby amended and restated in its entirety to read as follows:

“(i) from the First Amendment Effective Date until the date on which the Administrative Agent receives a certificate pursuant to Section 5.01(c) for a fiscal quarter ending on or after June 29, 2021 so long as the Borrower is in compliance with Section 6.09 as of the last day of such fiscal quarter, 1.50% per annum for any ABR Loan, 2.50% per annum for Eurodollar Revolving Loans and 0.40% for the Unused Fee, and”

(c)        The definition of “Net Adjusted Leverage Ratio” in Section 1.01 of the Existing Loan Agreement is hereby amended by adding the following proviso at the end of such definition:

“; provided that (x) for purposes of calculating the Net Adjusted Leverage Ratio for the fiscal quarter ending March 30, 2021, such calculation shall be based on Rental Expense and EBITDAR for the period of the two consecutive fiscal quarters ending on such date times two and (y) for purposes of calculating the Net Adjusted Leverage Ratio for the fiscal quarter ending June 29, 2021, such calculation shall be based on Rental Expense and EBITDAR for the period of the three consecutive fiscal quarters ending on such date times 4/3.”

(d)        Section 2.20(a) of the Existing Loan Agreement is hereby amended and restated in its entirety to read as follows:

“(a) Increase. Provided there exists no Default, the Borrower may from time to time request an increase in the Commitments by an amount (for all such increases) not exceeding (i) during the Covenant Relief Period, $125,000,000 and (ii) thereafter, the result of (x) $200,000,000 minus (y) the amount of any such increases effectuated pursuant to the foregoing clause (i); provided that (A) any such request for an increase shall be in a minimum amount of $10,000,000, (B) the Borrower may make a maximum of three such requests pursuant to this clause (a) and (C) the consent of the Lenders shall not be required for such an increase.”

(e)        Section 3.04(a)(i) of the Existing Loan Agreement is hereby amended by replacing the phrase “Pricewaterhouse Coopers LLP” where it appears therein with the phrase “KPMG LLP”.

(f)         Section 5.01(a) of the Existing Loan Agreement is hereby amended and restated in its entirety to read as follows:

“(a) within 90 days after the end of each fiscal year of the Borrower (provided that, solely with respect to the fiscal year ending December 31, 2020, such deadline shall be not later than the earlier of (x) the date allowed by the Securities and Exchange Commission for the filing of Form 10-K for such fiscal year for the Borrower and (y) 105 days after the end of such fiscal year), its audited consolidated balance sheet and related statements of operations, stockholders’ equity and cash flows as of the end of and for such year, setting forth in each case in comparative form the figures for the previous fiscal year, all reported on by KPMG LLP or other independent public accountants of recognized national standing (without a “going concern” or like qualification or exception and without any qualification or exception as to the scope of such audit) to the effect that such consolidated financial statements present fairly in all material respects the financial condition and results of operations of the Borrower and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied.”

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(g)        Section 5.01(b) of the Existing Loan Agreement is hereby amended and restated in its entirety to read as follows:

“(b) within 45 days after the end of each of the first three fiscal quarters of each fiscal year of the Borrower (provided that, solely with respect to the fiscal quarters ending March 30, 2020, June 29, 2020 and September 29, 2020, such deadline shall be not later than the earlier of (x) the date allowed by the Securities and Exchange Commission for the filing of Form 10-Q for such fiscal quarter for the Borrower and (y) 85 days after the end of such fiscal quarter), its consolidated balance sheet and related statements of operations, stockholders’ equity and cash flows as of the end of and for such fiscal quarter and the then elapsed portion of the fiscal year, setting forth in each case in comparative form the figures for the corresponding period or periods of (or, in the case of the balance sheet, as of the end of) the previous fiscal year, all certified by one of its Financial Officers as presenting fairly in all material respects the financial condition and results of operations of the Borrower and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes.”

(h)        Section 5.01 of the Existing Loan Agreement is hereby further amended by deleting “and” at the end of clause (e) thereof, by replacing the period at the end of clause (f) thereof with “; and” and by adding a new clause (g) thereto as follows:

“(g) promptly and in any event within three Business Days after the last day of each calendar month pursuant to which the Borrower is required to comply with a minimum Liquidity test pursuant to Section 6.09 (and including the calendar month ending March 30, 2021 and each calendar month thereafter until the Borrower shall have delivered a certificate pursuant to Section 5.01(c) for a fiscal quarter ending on or after March 30, 2021 demonstrating that the Borrower is in compliance with Sections 6.09(a) and (b) or Section 6.09(d)(i), as applicable, as of the last day of such fiscal quarter), a compliance certificate of a Financial Officer of the Borrower substantially in the form of Exhibit B-1 setting forth reasonably detailed calculations demonstrating compliance with such test.”

(i)         The last paragraph of Section 5.02 of the Existing Loan Agreement is hereby amended and restated in its entirety to read as follows:

“Each notice delivered under this Section (i) shall be in writing, (ii) shall contain a header or a reference line that reads “Notice under Section 5.02 of the Third Amended and Restated Loan Agreement dated July 30, 2019” and (iii) shall be accompanied by a statement of a Financial Officer or other executive officer of the Borrower setting forth the details of the event or development requiring such notice and any action taken or proposed to be taken with respect thereto.”

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(j)         Section 6.01(l) of the Existing Loan Agreement is hereby amended and restated in its entirety to read as follows:

“(l) other unsecured Indebtedness of the Borrower (including, without limitation, unsecured Indebtedness that is convertible into equity) in an aggregate principal amount not to exceed (i) while the Covenant Relief Period in in effect, $75,000,000 at any time outstanding, so long as the Borrower has received the Administrative Agent’s prior written consent to the incurrence of such Indebtedness; and (ii) beginning on the first day following the end of the Covenant Relief Period and continuing thereafter, $300,000,000 at any time outstanding, so long as (in the case of clauses (i) and (ii)) (w) the Borrower is in compliance with Section 6.09 as set forth in the most recent compliance certificate received by the Administrative Agent pursuant to Section 5.01(c) or (g), adjusted to give pro forma effect to the actual amount of Debt outstanding after the incurrence of such Indebtedness, (x) such Indebtedness does not restrict the right of the Borrower or any of its Subsidiaries to grant Liens on their assets to the Credit Parties, (y) other than in the case of Indebtedness incurred pursuant to clause (i) above if such Indebtedness is incurred during a Covenant Relief Period pursuant to the Federal Reserve Board’s Main Street Lending programs or otherwise under the Coronavirus Aid, Relief, and Economic Security Act or any similar legislation in the United States relating to COVID-19, and, in each case, any applicable rules and regulations related thereto (collectively, the “CARES Act-Related Legislation”, and any such Indebtedness arising thereunder, the “CARES Act Indebtedness”), such Indebtedness does not require any repayment of the principal thereof prior to the date that is six months after the Maturity Date and (z) such Indebtedness has covenants, if any, that are no more restrictive than those included in this Agreement as in effect at the time of incurrence thereof (except, with respect to any CARES Act Indebtedness, to the extent any such more-restrictive covenant is required by the applicable CARES Act-Related Legislation).”

(k)        Section 6.04 of the Existing Loan Agreement is hereby amended to add the following sentence at the end of such Section to read as follows:

“Notwithstanding the foregoing, while the Covenant Relief Period is in effect, the Borrower will not, and will not permit any of its Subsidiaries to, (x) consummate any Acquisitions or other investments pursuant to clauses (e) or (f) above or (y) make any contractual payments arising in connection with the FRC Acquisition unless, in the case of this clause (y), after giving effect to any such contractual payments, the Borrower shall be in compliance with Section 6.09 on a pro forma basis.”

(l)         Section 6.06 of the Existing Loan Agreement is hereby amended and restated in its entirety to read as follows:

“SECTION 6.06. Restricted Payments.

(a)        During the Covenant Relief Period, the Borrower will not, and will not permit any of its Subsidiaries to, declare or make, directly or indirectly, any Restricted Payment, except (i) the Borrower may declare and pay dividends with respect to its Equity Interests payable solely in additional shares of the same class of Equity Interests or through adding such dividends to the liquidation preference of such Equity Interests; (ii) Subsidiaries may declare and pay dividends ratably with respect to their Equity Interests; and (iii) the Borrower may make Restricted Payments pursuant to and in accordance with stock option plans or other benefit plans for management or employees of the Borrower and its Subsidiaries, in each case, as in effect on the First Amendment Effective Date.

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(b)        Beginning on the first day following the end of the Covenant Relief Period and continuing thereafter, the Borrower will not, and will not permit any of its Subsidiaries to, declare or make, directly or indirectly, any Restricted Payment, except (i) the Borrower may declare and pay dividends with respect to its Equity Interests payable solely in additional shares of the same class of Equity Interests or through adding such dividends to the liquidation preference of such Equity Interests; (ii) Subsidiaries may declare and pay dividends ratably with respect to their Equity Interests; (iii) the Borrower may make Restricted Payments pursuant to and in accordance with stock option plans or other benefit plans for management or employees of the Borrower and its Subsidiaries; (iv) the Borrower may declare and make additional Restricted Payments in the form of dividends or other distributions (whether in cash, securities or other property) with respect to any Equity Interests in the Borrower or any Subsidiary, or in the form of redemptions or repurchases of Equity Interests in the Borrower, so long as at the time of such making or declaration (x) no Default or Event of Default shall be then continuing and (y) after giving pro forma effect thereto, the Net Adjusted Leverage Ratio shall not exceed 4.25 to 1.00; (E) the Borrower may make any other Restricted Payments in an aggregate amount not to exceed $100,000,000 after the Effective Date; and (v) the Borrower may make any Restricted Payment within 60 days after the date of declaration thereof, if at the date of such declaration such Restricted Payment would have complied with the provisions of clause (iv) hereof, provided that the calculation contemplated in clause (iv)(y) hereof shall for such purpose be calculated as of the date of such declaration but giving effect on a pro forma basis to any incurrence of Debt on and after such date and prior to (and after giving pro forma effect to) the making of such Restricted Payment (including any such Debt incurred to finance such Restricted Payment).”

(m)       Section 6.09 of the Existing Loan Agreement is hereby amended and restated in its entirety to read as follows:

“SECTION 6.09. Financial Covenants.

(a)        Net Adjusted Leverage Ratio. Beginning with the fiscal quarter ending June 29, 2021 and continuing for each fiscal quarter occurring thereafter, the Net Adjusted Leverage Ratio shall not exceed 4.75 to 1.00 as of the last day of such fiscal quarter. For the avoidance of doubt, the Net Adjusted Leverage Ratio shall be calculated on an annualized basis for the fiscal quarter ending June 29, 2021, as set forth in the definition of “Net Adjusted Leverage Ratio”.

(b)        EBITDAR to Interest and Rental Expense. Beginning with the fiscal quarter ending June 29, 2021 and continuing for each fiscal quarter occurring thereafter, the ratio of EBITDAR for the four fiscal quarter period ending on the applicable measurement date to the sum of (i) Cash Interest Expense for the four fiscal quarter period ending on such measurement date plus (ii) Rental Expense for the four fiscal quarter period ending on such measurement date (other than non-cash Rental Expense for such period, but including cash payments made during such period in respect of non-cash Rental Expense for a prior period) shall not be less than 1.90 to 1.00 as of the last day of any fiscal quarter; provided that for purposes of calculating compliance with this clause (b) for the period of four fiscal quarters ending June 29, 2021, such calculation shall be based on EBITDAR, Cash Interest Expense and Rental Expense for the period of three fiscal quarters ending on such date times 4/3.

(c)        Minimum Liquidity. Beginning with the calendar month ending May 31, 2020 and continuing through the calendar month ending February 28, 2021 (and for the last day of each calendar month from and after April 30, 2021 until the Administrative Agent shall have received a certificate pursuant to Section 5.01(c) for a fiscal quarter ending on or after March 30, 2021 demonstrating that the Borrower is in compliance with Sections 6.09(a)-(b) or Section (d)(i), as applicable, as of the last day of such fiscal quarter), Liquidity shall be at least $65,000,000, calculated as of the last day of each such calendar month.

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(d)        March 30, 2021 Financial Covenants. Solely with respect to the fiscal quarter ending March 30, 2021, either:

(i) both:

(x) the ratio of EBITDAR for the two fiscal quarter period ending on the applicable measurement date to the sum of (i) Cash Interest Expense for the two fiscal quarter period ending on such measurement date plus (ii) Rental Expense for the two fiscal quarter period ending on such measurement date (other than non-cash Rental Expense for such period, but including cash payments made during such period in respect of non-cash Rental Expense for a prior period) shall not be less than 1.90 to 1.00 as of March 30, 2021; provided that such calculation shall be based on EBITDAR, Cash Interest Expense and Rental Expense for the period of the two consecutive fiscal quarters ending on such date times two; and

(y) the Net Adjusted Leverage Ratio shall not exceed 4.75 to 1.00 as of the last day of such fiscal quarter (provided that, for the avoidance of doubt, the Net Adjusted Leverage Ratio shall be calculated on an annualized basis for such fiscal quarter, as set forth in the definition of “Net Adjusted Leverage Ratio”); or

(ii) Liquidity shall be at least $65,000,000, calculated as of March 30, 2021.”

(n)        Article VI of the Existing Loan Agreement is hereby amended to add a new Section 6.12 thereto in appropriate numerical order to read as follows:

“SECTION 6.12. Capital Expenditures. During the Covenant Relief Period, the Borrower shall not, and shall not permit any Subsidiary to, make Capital Expenditures other than Capital Expenditures in an aggregate amount not to exceed $90,000,000.”

(o)        The first sentence of Section 8.02(b) of the Existing Loan Agreement is hereby amended and restated in its entirety to read as follows:

“The Administrative Agent shall be deemed not to have knowledge of (i) notice of any of the events or circumstances set forth or described in Section 5.02 unless and until written notice thereof stating that it is a “notice under Section 5.02” in respect of this Agreement and identifying the specific clause under said Section is given to the Administrative Agent by the Borrower, or (ii) notice of any Default or Event of Default unless and until written notice thereof (stating that it is a “notice of Default” or a “notice of an Event of Default”) is given to the Administrative Agent by the Borrower, a Lender or an Issuing Bank, and the Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (A) any statement, warranty or representation made in or in connection with any Loan Document, (B) the contents of any certificate, report or other document delivered thereunder or in connection therewith, (C) the performance or observance of any of the covenants, agreements or other terms or conditions set forth in any Loan Document or the occurrence of any Default or Event of Default, as applicable, (D) the sufficiency, validity, enforceability, effectiveness or genuineness of any Loan Document or any other agreement, instrument or document, or (E) the satisfaction of any condition set forth in Article IV or elsewhere in any Loan Document, other than to confirm receipt of items (which on their face purport to be such items) expressly required to be delivered to the Administrative Agent or satisfaction of any condition that expressly refers to the matters described therein being acceptable or satisfactory to the Administrative Agent.”

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(p)        Section 9.06 of the Existing Loan Agreement is hereby amended and restated in its entirety to read as follows:

“SECTION 9.06 Counterparts; Integration; Effectiveness; Electronic Execution. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement, the other Loan Documents and any separate letter agreements with respect to fees payable to the Administrative Agent constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 4.01, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Agreement, any other Loan Document and any agreement, notice or other communication required by this Agreement to be “written” or “in writing”, by telecopy, emailed pdf. or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Agreement. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this Agreement, any other Loan Document and the transactions contemplated hereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that nothing herein shall require the Administrative Agent to accept electronic signatures in any form or format without its prior written consent. Without limiting the generality of the foregoing, the Borrower hereby (a) agrees that, for all purposes, including without limitation, in connection with any workout, restructuring, enforcement of remedies, bankruptcy proceedings or litigation among the Administrative Agent, the Lenders and the Loan Parties, electronic images of this Agreement or any other Loan Documents (in each case, including with respect to any signature pages thereto) shall have the same legal effect, validity and enforceability as any paper original and (b) waives any argument, defense or right to contest the validity or enforceability of the Loan Documents based solely on the lack of paper original copies of any Loan Documents, including with respect to any signature pages hereto.”

(q)        The Exhibits to the Existing Loan Agreement are hereby amended by adding a new Exhibit B-1 in the form of Exhibit B hereto in appropriate alphabetical order and amending Exhibit B in the Existing Loan Agreement to become Exhibit B-2.

2.              Conditions Precedent to Effectiveness. This Amendment shall become effective as of the date first above written (the “Effective Date”) upon satisfaction of each of the following conditions:

2.1           Amendment. The Administrative Agent shall have received counterparts of this Amendment, duly executed by the parties hereto;

2.2           Reaffirmation Agreement. The Administrative Agent shall have received an acknowledgment and reaffirmation agreement substantially in the form of Exhibit A, duly executed by each of the Guarantors and the Administrative Agent.

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2.3          Equity Infusion. The Borrower shall have received gross proceeds of not less than $200,000,000 from an issuance of Equity Interests constituting preferred equity, which preferred equity and related documentation is in form and on terms reasonably acceptable to the Administrative Agent.

2.4           Liquidity. Liquidity as calculated on the Effective Date shall be at least $65,000,000, and the Administrative Agent shall have received a certificate to that effect, dated the Effective Date and signed by the President, a Vice President or a Financial Officer of the Borrower.

2.5           Fees; Costs and Expenses. The Administrative Agent shall have received payment of all of its fees and expenses incurred in connection with this Amendment, including the reasonable fees and expenses of its counsel, to the extent invoiced within one Business Day prior to the Effective Date.

3.             Representations and Warranties. The Borrower represents and warrants to the Administrative Agent and the Lenders that, on and as of the Effective Date, and after giving effect to this Amendment:

3.1           Authorization. The execution and delivery by the Borrower of this Amendment, and its performance hereunder and under the Amended Credit Agreement, have been duly authorized by all necessary corporate action, and this Amendment has been duly executed and delivered by the Borrower.

3.2           Binding Obligation. This Amendment and the Amended Credit Agreement each constitutes the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

3.3           No Legal Obstacle to Amendment. The execution and delivery by the Borrower of this Amendment, and its performance hereunder and under the Amended Credit Agreement, (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect, (b) will not violate any applicable law or regulation or the charter, by-laws or other organizational documents of the Borrower or any of its Subsidiaries or any order of any Governmental Authority, (c) will not violate or result in a default under any material indenture, agreement or other instrument binding upon the Borrower or any of its Subsidiaries or its assets, or give rise to a right thereunder to require any payment to be made by the Borrower or any of its Subsidiaries, and (d) will not result in the creation or imposition of any Lien on any asset of the Borrower or any of its Subsidiaries.

3.4           Incorporation of Certain Representations. After giving effect to the terms of this Amendment, the representations and warranties set forth in Article III of the Amended Loan Agreement are true and correct in all material respects (without duplication of any materiality qualifiers set forth therein) on and as of the Effective Date as though made on and as of the Effective Date (except to the extent such representations and warranties relate to an earlier date, in which case they were true and correct in all material respects (without duplication of any materiality qualifiers set forth therein) as of such date).

3.5            No Default. Immediately prior to and upon the effectiveness of this Amendment, no Default or Event of Default exists and is continuing.

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4.             Miscellaneous.

4.1           Incorporation. Upon the effectiveness of this Amendment, each reference in the Existing Loan Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import shall mean and be a reference to the Amended Loan Agreement, and each reference to the Existing Loan Agreement in any other document, instrument or agreement executed or delivered in connection with the Amended Loan Agreement shall mean and be a reference to the Amended Loan Agreement.

4.2          Ratification. Except as hereby expressly amended, the Existing Loan Agreement and all other documents, instruments and agreements executed or delivered in connection therewith shall remain unchanged and in full force and effect, and are hereby ratified and confirmed in all respects on and as of the Effective Date.

4.3           No Waiver. This Amendment is limited solely to the matters expressly set forth herein and is specific in time and in intent and does not constitute, nor should it be construed as, a waiver or amendment of any other term or condition, right, power, privilege or remedy under the Amended Loan Agreement or under any agreement, contract, indenture, document or instrument mentioned therein. The execution, delivery and effectiveness of this Amendment shall not preclude or prejudice any rights of the Administrative Agent or the Lenders thereunder, or any exercise thereof or the exercise of any other right, power, privilege or remedy, nor shall it require the Required Lenders to agree to an amendment, waiver or consent for a similar transaction or on a future occasion. Nor shall any future waiver of any right, power, privilege or default hereunder, or under any agreement, contract, indenture, document or instrument mentioned in the Amended Loan Agreement, constitute a waiver of any other right, power, privilege or default of the same or of any other term or provision. The Borrower acknowledges and expressly agrees that the Administrative Agent and each Lender reserves the right to, and does in fact, require strict compliance with all terms and provisions of the Amended Loan Agreement and the other Loan Documents.

4.4           Entire Agreement. This Amendment and the other Loan Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.

4.5           Construction. This parties hereto acknowledge and agree that this Amendment shall not be construed more favorably in favor of any party hereto based upon which party drafted the same, it being acknowledged that all parties hereto contributed substantially to the negotiation of this Amendment.

4.6           Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns as provided in the Amended Loan Agreement.

4.7          Incorporation of Loan Agreement Provisions. The provisions of Sections 9.06 (Counterparts; Integration; Effectiveness; Electronic Execution), 9.07 (Severability), 9.09 (Governing Law; Jurisdiction; Consent to Service of Process), 9.10 (Waiver of Jury Trial) and 9.11 (Headings) of the Amended Loan Agreement are incorporated herein by reference as if fully set forth herein, mutatis mutandis.

4.8           Amendment is a “Loan Document”. This Amendment is a Loan Document and all references to a “Loan Document” in the Amended Loan Agreement and the other Loan Documents (including all such references in the representations and warranties in the Amended Loan Agreement and the other Loan Documents) shall be deemed to include this Amendment.

[Signatures Immediately Follow]

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IN WITNESS WHEREOF, the signatories hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

BORROWER:	THE CHEESECAKE FACTORY INCORPORATED

	By:	/s/ Matthew Clark
	Name:	Matthew Clark
	Title:	CFO EVP

Signature Page to First Amendment
to Third Amended and Restated Loan Agreement

ADMINISTRATIVE AGENT:	JPMORGAN CHASE BANK, N.A., as Administrative Agent

	By:	/s/ Marshall Trenckmann
	Name:	Marshall Trenckmann
	Title:	Executive Director

Signature Page to First Amendment
to Third Amended and Restated Loan Agreement

LENDERS:	JPMORGAN CHASE BANK, N.A., as a Lender

	By:	/s/ Marshall Trenckmann
	Name:	Marshall Trenckmann
	Title:	Executive Director

Signature Page to First Amendment
to Third Amended and Restated Loan Agreement

COÖPERATIEVE RABOBANK U.A., NEW YORK BRANCH, as a Lender

By:	/s/ Mark Abrams
Name:	MARK ABRAMS
Title:	Managing Director

By:	/s/ Alina Ioani
Name:	ALINA IOANI
Title:	Vice President

Signature Page to First Amendment
to Third Amended and Restated Loan Agreement

LENDERS:	TD BANK, N.A., as a Lender

	By:	/s/ Alan Garson
	Name:	Alan Garson
	Title:	Senior Vice President

Signature Page to First Amendment
to Third Amended and Restated Loan Agreement

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Glenn Leyrer
Name:	Glenn Leyrer
Title:	Vice President

Signature Page to First Amendment
to Third Amended and Restated Loan Agreement

BANK OF THE WEST, as a Lender

By:	/s/ Victor Chien
Name:	Victor Chien
Title:	Vice President

Signature Page to First Amendment
to Third Amended and Restated Loan Agreement

LENDERS:	WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

	By:	/s/ Jake Ganajian
	Name:	JAKE GANAJIAN
	Title:	MARKET EXECUTIVE / SENIOR VICE PRESIDENT

Signature Page to First Amendment
to Third Amended and Restated Loan Agreement

EXHIBIT A
to First Amendment
to Third Amended and Restated Loan Agreement

FORM OF ACKNOWLEDGEMENT AND REAFFIRMATION AGREEMENT

This Acknowledgement and Reaffirmation Agreement (this “Reaffirmation”) is entered into as of May 1, 2020, among The Cheesecake Factory Restaurants, Inc., The Cheesecake Factory Bakery Incorporated, TCF Co. LLC, Grand Lux Café, LLC, Middle East IP Corporation and TCF California Holding Company (collectively, the “Reaffirming Parties”), and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”).

RECITALS

A.            Reference is made to (i) that certain Second Amended and Restated Guaranty, dated as of December 22, 2015 (as amended, supplemented or otherwise modified from time to time, the “Guaranty”), executed by the Reaffirming Parties in favor of the Administrative Agent, for the ratable benefit of the holders of the Guarantied Obligations (as defined therein); (ii) that certain Third Amended and Restated Loan Agreement, dated as of July 30, 2019 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Existing Loan Agreement”), among The Cheesecake Factory Incorporated, as the borrower (the “Borrower”), the lenders party thereto from time to time (the “Lenders”), and the Administrative Agent; and (iii) that certain First Amendment to Third Amended and Restated Loan Agreement, dated as of the date hereof (the “Amendment”), among the Borrower, the Lenders party thereto, and the Administrative Agent, which, upon the satisfaction of the terms and conditions set forth therein, shall amend the Existing Loan Agreement. The Existing Loan Agreement, as amended by the Amendment and as may be further amended, restated, supplemented or otherwise modified from time to time, is herein referred to as the “Amended Loan Agreement”. Unless otherwise specified herein, capitalized terms used in this Reaffirmation shall have the meanings ascribed to them in the Amendment, and the rules of interpretation set forth in Section 1.03 (Terms Generally) of the Amended Loan Agreement shall be incorporated herein by reference as if fully set forth herein, mutatis mutandis.

B.            As a condition precedent to entering into the Amendment, the Administrative Agent and the Lenders have required that the Reaffirming Parties enter into this Reaffirmation.

AGREEMENT

NOW, THEREFORE, in order to induce the Administrative Agent and the Lenders to enter into the Amendment and for other good and valuable consideration, the receipt and adequacy of which hereby is acknowledged, the Reaffirming Parties hereby agree as follows:

(a)            Reaffirmation. Each of the Reaffirming Parties:

 (i)        (x) confirms to the Administrative Agent and the Lenders that such Reaffirming Party has received a copy of the Amendment, (y) expressly and knowingly ratifies and reaffirms its respective liability under each of the Loan Documents (including the Guaranty) to which it is a party and (z) expressly agrees to be and remain liable under the terms of each such Loan Document to which it is a party, in each case, in accordance with the terms thereof;

Exhibit A-1

(ii)       confirms that, as of the date hereof, it has no defense, offset, deduction or counterclaim whatsoever against any Lender or with respect to the obligations of such Reaffirming Party relating to any such Loan Document;

(iii)        agrees that, except as expressly contemplated by the Amendment or any other Loan Document executed in connection therewith, each Loan Document (including the Guaranty) to which it is a party shall remain in full force and effect and is hereby ratified and confirmed;

(iv)       agrees that the Amendment and all documents executed in connection therewith do not operate to reduce or discharge such Reaffirming Party’s obligations under the Loan Documents (including the Guaranty) to which it is party;

(v)       agrees that each reference to the “Loan Agreement” in the Loan Documents (including the Guaranty) to which it is a party shall be deemed to refer to the Amended Loan Agreement as defined herein; and

(vi)       agrees that the execution of this Reaffirmation is not required by the terms of the Loan Documents or by applicable law for the continued validity and enforceability of any Loan Document (including the Guaranty) to which it is a party in accordance with its respective terms but that this Reaffirmation is executed to induce the Lenders and the Administrative Agent to approve of and otherwise enter into the Amendment.

(b)           Entire Agreement. This Reaffirmation and the other Loan Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.

(c)            Successors and Assigns. This Reaffirmation shall be binding upon and inure to the benefit of the parties hereto and to their respective successors and permitted assigns.

(d)           Incorporation of Loan Agreement Provisions. The provisions of Sections 9.06 (Counterparts; Integration; Effectiveness; Electronic Execution), Sections 9.07 (Severability), 9.09 (Governing Law; Jurisdiction; Consent to Service of Process), 9.10 (Waiver of Jury Trial) and 9.11 (Headings) of the Amended Loan Agreement are incorporated herein by reference as if fully set forth herein, mutatis mutandis.

(e)            Reaffirmation is a Loan Document. This Reaffirmation is a Loan Document and all references to a “Loan Document” in the Amended Loan Agreement and the other Loan Documents (including all such references in the representations and warranties in the Amended Loan Agreement and the other Loan Documents) shall be deemed to include this Reaffirmation.

[Signatures Immediately Follow]

Exhibit A-2

IN WITNESS WHEREOF, each of the undersigned intending to be legally bound hereby has caused this Reaffirmation to be executed as of the date first above written.

REAFFIRMING PARTIES:

THE CHEESECAKE FACTORY RESTAURANTS, INC.

By:
Name:
Title:

THE CHEESECAKE FACTORY BAKERY INCORPORATED

By:
Name:
Title:

TCF CO. LLC

By:
Name:
Title:

GRAND LUX CAFÉ, LLC

By:
Name:
Title:

MIDDLE EAST IP CORPORATION

By:
Name:
Title:

Signature Page to Acknowledgement and Reaffirmation Agreement

TCF CALIFORNIA HOLDING COMPANY

By:
Name:
Title:

Signature Page to Acknowledgement and Reaffirmation Agreement

ADMINISTRATIVE AGENT:

JPMORGAN CHASE BANK, N.A.

By:
Name:
Title:

Signature Page to Acknowledgement and Reaffirmation Agreement

EXHIBIT B
to First Amendment
to Third Amended and Restated Loan Agreement

[Attached]

EXHIBIT B-1

FORM OF COMPLIANCE CERTIFICATE (MINIMUM LIQUIDITY – MONTHLY)1

For the Calendar Month Ended: ___________, _____

To:          JPMorgan Chase Bank, N.A., as Administrative Agent

Ladies and Gentlemen:

Reference is made to that certain Third Amended and Restated Loan Agreement, dated as of July 30, 2019 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement”, the terms defined therein being used herein as therein defined), among The Cheesecake Factory Incorporated, a Delaware corporation (the “Borrower”), the Lenders from time to time party thereto, and JPMorgan Chase Bank, N.A., as Administrative Agent.

The undersigned Financial Officer hereby certifies as of the date hereof that he/she is the ________________ of the Borrower, and that, as such, he/she is authorized to execute and deliver this Certificate to the Administrative Agent on the behalf of the Borrower, and that:

1.       The Borrower was required to comply with a minimum monthly Liquidity test, as set forth in Section 6.09[(c)][(d)] of the Agreement, for the most recent calendar month (the “Testing Period”).

2.       The undersigned has reviewed and is familiar with the terms of the Agreement and has made, or has caused to be made under his/her supervision, a detailed review of the transactions and condition (financial or otherwise) of the Borrower during the Testing Period.

3.       A review of the activities of the Borrower during such Testing Period has been made under the supervision of the undersigned with a view to determining whether during such Testing Period the Borrower performed and observed all its obligations under the Loan Documents, and

[select one:]

[to the best knowledge of the undersigned during such Testing Period, the Borrower performed and observed each covenant and condition of the Loan Documents applicable to it.]

1 To be tested beginning with the calendar month ending May 31, 2020 and continuing through the calendar month ending February 28, 2021, and, subject to Section 6.09(d) of the Agreement, March 30, 2021 (and for each calendar month thereafter until the Administrative Agent shall have received a certificate pursuant to Section 5.01(c) of the Agreement for a fiscal quarter ending on or after March 30, 2021 demonstrating that the Borrower is in compliance with Sections 6.09(a)-(b) of the Agreement or Section (d)(i) of the Agreement, as applicable, as of the last day of such fiscal quarter).

--or--

[the following covenants or conditions have not been performed or observed and the following is a list of each such Default and its nature and status:]

4.       The representations and warranties of the Borrower contained in the Agreement are true and correct as of the date of this Certificate, other than the representations and warranties that specifically refer to an earlier date.

5.       The covenant analyses and information set forth on Schedule 1 attached hereto are true and accurate on and as of the date of this Certificate.

IN WITNESS WHEREOF, the undersigned has executed this Certificate as of _____________.

THE CHEESECAKE FACTORY INCORPORATED

By:
Name:
Title:

For the Last Day of the Calendar Month ended ___________________(“Testing Date”)

SCHEDULE 1
to the Compliance Certificate
($ in 000’s)

I.         Section 6.09[(c)][(d)] – Minimum Liquidity.

A.	Aggregate amount of unrestricted cash and Cash Equivalents of the Borrower and its Subsidiaries held in the United States and Canada as of the Testing Date:	$__________

B.	Aggregate unused Commitments as of the Testing Date:	$__________

C.	Total (sum of Line I.A + Line I.B):	$__________

Minimum required: $65,000,000

B-4